Annual Report



                                 INTERNATIONAL
                                 STOCK FUND

                                 ----------------
                                 OCTOBER 31, 1998
                                 ----------------



[LOGO OF T. ROWE PRICE APPEARS HERE]



 T. ROWE PRICE

   REPORT HIGHLIGHTS

   International Stock Fund

 . International stocks were strong through July, but problems in Russia led to a sharp downturn in most markets before they rallied near the end of the period.

 . The fund's return was a negative 6.38% for the six months ended October 31 but a positive 7.48% for the 12-month period, ahead of the Lipper peer group average but behind the MSCI EAFE index.

 . The fund's superior returns against the Lipper average during the past six months were due to positions in quality growth stocks that held up relatively well during the correction.

 . More than 70% of fund assets were invested in Europe, 16% in Japan, and the balance in Latin America, other Asian markets, and cash reserves.

 . We believe the fund's geographical allocation and emphasis on reasonably priced growth stocks will provide attractive returns over time.

FELLOW SHAREHOLDERS


The fiscal year ended October 31, 1998, comprised two quite separate parts. In the first, world stock markets recovered well from the Asian crisis of late 1997, and by July many of them had reached new highs. From this point on, investor confidence was again challenged by problems in emerging markets, but this time the culprit was Russia. The collapse of the ruble, together with Russia's de facto default on its government bonds, precipitated a severe correction in both established and less developed global markets. Despite these traumas, investor confidence did not disappear entirely, and recent months witnessed a good recovery as your fund appreciated more than 9% in October alone.

Fund results for the fiscal year were significantly better than the Lipper International Funds Average. During the past 12 months, the fund's return was behind that of the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index. This shortfall was mainly due to the weakness of Latin America where the fund held moderate positions that are not part of the index. Stock selection, which was biased toward growth companies rather than cyclical stocks, was also adverse. For the six-month period, the fund posted a decline moderately greater than the index itself but significantly better than the Lipper average, and our bias toward quality growth shares helped us versus Lipper as these stocks held up relatively well during last summer's steep correction.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------

Periods Ended 10/31/98                  6 Months     12 Months
--------------------------------------------------------------

International Stock Fund                -6.38%         7.48%
 ..............................................................

MSCI EAFE Index                          -4.88          9.95
 ..............................................................

Lipper International
Funds Average                           -10.44          4.07


For most of the year, Europe provided the safest markets for the international investor as its economies made steady progress and its currencies strengthened against the U.S.
dollar. Although these markets went

--------------------------------------------------------------------------------
PREPARING FOR THE YEAR 2000
--------------------------------------------------------------------------------


The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.


OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.


SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we are taking steps to modify them where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

through an uncomfortable period in late summer, the advent of Economic and Monetary Union (EMU) in January 1999 is an important milestone in the history of European integration and presents opportunities for both corporations and investors. In contrast, Japan's economy continued to be disappointing and a recession seems to have widened its grip. Concern focused on the inability of the authorities to confront the country's banking crisis, and a stream of disappointing corporate earnings also damaged sentiment. Elsewhere in Asia, the erstwhile tiger economies turned down following the financial collapse a year ago, but authorities in Hong Kong were at least able to fight off the speculators and maintain the currency peg to the U.S. dollar.

In Latin America, there was optimism during the summer that these economies would avoid the contagion that started in the Pacific and reemerged with Russia's financial collapse in July. After all, Latin America had courageously pursued a path of reform and it appeared as though stock markets there deserved more sympathetic treatment. However, sympathy is a sentiment in short supply when fear is in the saddle, and Latin American markets were eventually dragged into the turmoil. Brazil, the key economy in the region, has so far survived the worst of the crisis, and the recently announced $41 billion support package sponsored by the International Monetary Fund (IMF) will at least buy the country more time.


INVESTMENT REVIEW

Europe

In May 1998, a significant event occurred along the road to EMU. This was the point at which the European Monetary Institute (EMI) would decide which candidate countries had attained the economic convergence criteria of the Maastricht Treaty and would adopt the euro as their currency on January 1, 1999. At the time it was negotiated, the Maastricht Treaty laid down tough benchmarks for public finance, inflation, and interest rates. Skeptics doubted whether many countries would achieve these benchmarks, and it was a remarkable accomplishment that 11 of the 15 members of the European Union made the grade. Only Greece failed to meet the Maastricht criteria while the U.K., Sweden, and Denmark decided for different reasons not to join EMU in the first round. The EMI has now converted itself into the European Central Bank (ECB), which beginning in January 1999 will have sole responsibility for monetary policy over the 11 countries joining EMU -- the so-called Euro Zone. Until the euro appears as a physical currency in 2002, the new ECB will ensure that all member currencies trade at fixed exchange rates with one another and with the euro. National notes and coins will be steadily withdrawn after the euro begins to circulate, and by mid-2002 it will be the only currency of the Euro Zone.

The advent of a single currency will bring greater transparency to the single market and real cost savings for business. For some time now there has been much merger and acquisition activity as corporations positioned themselves for this change. This was one factor fueling strong markets in Europe, but pension fund reform and the prospect of converting savers into investors have also helped sentiment. The arrival of the euro will not by itself have any impact on your fund's portfolio, but the longer-term benefits of EMU remain compelling and support a strategy where 63% of the fund's assets are in EU member states (72% in Europe overall) and 40.4% are in countries going for full monetary union.

The U.K. has the largest economy of the four EU member states not adopting the euro in January 1999. At the time of the original Maastricht negotiations, the U.K. secured an opt-out clause. With the U.K. not joining the rest of Europe, Prime Minister Tony Blair and his government are happy to continue with this wait-and-see policy. Hampered by strong sterling and relatively high interest rates, the U.K. manufacturing sector has been under pressure for some time, and signs of a slowdown recently appeared in the service sector too. Not surprisingly, the Bank of England loosened monetary policy with several interest rate cuts, but because most of




------------------
MARKET PERFORMANCE
--------------------------------------------------------------------------------

  Six Months                   Local          Local Currency         U.S.
  Ended 10/31/98             Currency       vs. U.S. Dollars      Dollars
--------------------------------------------------------------------------------

  France                       -8.17%                  8.29%       -0.55%
 ................................................................................

  Germany                       -8.44                   8.35        -0.80
 ................................................................................

  Hong Kong                      9.60                      -         9.60
 ................................................................................

  Italy                        -11.13                   8.16        -3.88
 ................................................................................

  Japan                        -15.99                  13.39        -4.74
 ................................................................................

  Mexico                       -17.98                 -15.70       -30.85
 ................................................................................

  Netherlands                  -15.78                   8.18        -8.89
 ................................................................................

  Norway                       -27.55                   1.16       -26.70
 ................................................................................

  Sweden                       -15.08                  -1.00       -15.93
 ................................................................................

  Switzerland                  -10.68                  10.76        -1.07
 ................................................................................

  United Kingdom                -7.76                   0.16        -7.61
 ................................................................................

  Source: FAME Information Services, Inc.; using MSCI indices.

Britain's trade is with Continental Europe, the authorities will want to ensure that sterling closely shadows the euro.

The U.K. stock market, where we committed nearly 19% of portfolio assets, behaved reasonably well during recent turbulence, with pharmaceutical giants such as Glaxo Wellcome and SmithKline Beecham exhibiting their defensive qualities. As on the Continent, companies have been positioning themselves for an ever more integrated Europe. A good example is Kingfisher, which revealed plans to swap its home improvement business for a stake in Castorama, the number one do-it-yourself retailer in France. British Petroleum surprised the market with its merger with Amoco in the U.S., and we recently added to Unilever, the multinational consumer goods company that continues to increase profits by restructuring, cutting costs, and improving asset utilization.

Turning to the Continent, the most important news was Germany's election of Gerhard Schroeder as the new Chancellor, marking a political shift to the center-left. The core Euro Zone economies of Germany, France, and Italy are each showing similar characteristics of sluggish growth and stubbornly high unemployment. Their left-of-center governments are putting pressure on the ECB to adopt more stimulatory policies, but with considerable independence built into its constitution, the ECB's priority will be controlling inflation. All Continental markets fell sharply in August and early September, but declines were softened for U.S. investors by the strength of local currencies against the dollar. Our core positions such as publishers Wolters Kluwer (the Netherlands) and Reed International (U.K.) continued to show steady profit growth, and their stocks held up well. In France the drug company Sanofi and retailer Pinault-Printemps announced better-than-expected results, as did the pharmaceutical wholesaler and retailer Gehe, one of our largest positions in Germany.

Although the portfolio is slightly underweighted in the financial sector, many leading stocks suffered during the recent correction. In the Netherlands, ING and leading Swiss banks Credit Suisse and UBS fell sharply when they announced higher-than-expected exposure to Russia and other emerging markets.


Far East

Japan's economy moved into recession with the announcement that GDP for the quarter ended September 30 contracted 0.8% compared with the first fiscal quarter. Policymakers face two major issues. First, since private consumption is such a large component of GDP, they badly need to stimulate consumer spending. Traditionally, Japanese corporations have looked after their employees from cradle to grave, but these cherished values have been challenged with rising unemployment and widespread discussion on whether Japan can really provide for its growing number of retirees. Because of such uncertainties, consumer spending remains depressed despite historically low interest rates.

The second issue is the country's banking crisis, which came to a head a year ago but has still not been confronted fully by the authorities. Many of Japan's banks are technically insolvent even though the full extent of their bad debts has not been disclosed. The government should probably close the weak banks and recapitalize the better ones, but continuing inaction has contributed to poor sentiment in the stock market. The Tankan survey of business confidence for September revealed that sentiment was worse than expected. This survey is a key leading indicator for future growth and capital expenditure, and it is worrisome that it showed no sign of improvement.

There has been widespread dissatisfaction in Japan with the government's performance, and the disastrous showing of the ruling Liberal Democratic Party
(LDP) in July's election was no surprise. Following this setback Prime Minister Hashimoto resigned, but it looked like business as usual when Keizo Obuchi, the most conservative of the three leading candidates, became LDP leader and Prime Minister. It remains to be seen whether he will implement the radical policies Japan needs. Perhaps the biggest surprise came from the currency market when the yen recovered sharply against the U.S. dollar in October. Many hedge fund operators had been borrowing yen to buy higher-yielding U.S. Treasuries. As the yen weakened, this strategy provided a currency gain, but as the yen recovered traders scrambled to cover their open positions, which accelerated its upward momentum.

--------------------------
Geographic Diversification
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Europe                                          72%
Japan                                           16%
Far East                                         5%
Latin America                                    4%
Others and Reserves                              3%




Based on the assets as of 10/31/98

The Japanese market was weak during the past six months, but the strength of the yen moderated these declines for U.S. investors, as can be seen in the table on page 4. We biased our holdings toward international companies operating in the technology, consumer electronics, and business equipment fields such as Sony, Canon, and Matsushita. These stocks performed relatively well, particularly during periods when the yen was weak. Recently they have started to look somewhat overvalued, and since many of them are exporters their prospects will be hampered if the yen improves further. Therefore, we reduced positions in Canon and TDK and invested the proceeds in more cyclical growth companies with strong cash flow.

Our positions in the rest of Asia were very small and were dominated by the stock markets of Australia and Hong Kong. The Australian economy has shown moderate growth, a considerable achievement given the downturn in Asian countries that are now Australia's major trading partners. In the recent general election, Mr. Howard's liberal coalition just managed to retain power, which was well received by the stock market. The economy will benefit from gradual labor reform and further privatization of government assets. Our positions in Australia included media conglomerate News Corporation, banking stocks such as Westpac Bank and National Australian Bank, and several utilities. Given the continued deflation in world commodity prices, we have avoided the natural resource sector.

In Hong Kong, sentiment was dominated by a fierce battle to maintain the exchange rate peg between the Hong Kong and U.S. dollars in the face of intense speculation to break it. As the pressure on the Hong Kong currency mounted, the first tactic was a dramatic increase in interest rates that only served to provide speculators with an opportunity to sell stocks short in a falling market. Hong Kong's




------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------


                                         Percent of Net Assets
                                         4/30/98      10/31/98
--------------------------------------------------------------------------------

Services                                   26.9%         29.3%
 ...............................................................................

Consumer Goods                             19.7          21.1
 ...............................................................................

Finance                                    21.0          19.7
 ...............................................................................

Capital Equipment                          11.3          11.2
 ...............................................................................

Energy                                     10.8           9.7
 ...............................................................................

Materials                                   4.1           3.8
 ...............................................................................

Multi-industry                              2.7           2.0
 ...............................................................................

All Other                                   0.1           0.1
 ...............................................................................

Reserves                                    3.4           3.1
--------------------------------------------------------------------------------

Total                                     100.0%        100.0%

Financial Secretary broadened his defense by using Hong Kong's foreign exchange reserves to support the stock market -- a courageous strategy considering the free market principles that have made an important contribution to Hong Kong's prosperity. Happily the strategy worked, the speculators retreated, and the currency peg held, but the price paid was significant damage to the economy itself, particularly the real estate market that is so sensitive to interest rates. Although we expect the broad economic picture in Hong Kong to remain difficult, its stock market houses some of the region's strongest and best-managed companies. Trading, transport, and real estate conglomerate Hutchison Whampoa remained a core holding and performed well during the past six months. We also had positions in infrastructure plays such as Hong Kong's HK Telecom and China's Huaneng Power International.

At the end of October, your portfolio had negligible positions in other Pacific markets where the economies will take some time to recover from the financial collapse that began a year ago. Having said this, the stock markets in many of these emerging economies have recently stabilized following their disastrous falls during the early summer. We are not yet tempted to return to these markets but continue to monitor the situation carefully.


Latin America

The stock markets of Latin America were weak for most of the year and continued to show extreme volatility. Brazil suffered huge outflows of foreign exchange reserves in both August and September, and the exchange rate of the real against the U.S. dollar was maintained only by a massive increase in interest rates. By the middle of September, a vicious circle of higher interest rates, failing confidence, and increased capital outflows threatened to spiral into a major market rout, but an indication that there would be a $41 billion support package sponsored by the IMF helped stabilize the capital markets. President Cardoso seemed to have persuaded the electorate that he had sufficient experience and skill to deal with the financial crisis and was reelected with a comfortable majority. However the major weakness of the Brazilian economy is the persistently high fiscal deficit. Now that Brazil's financial crisis has receded and elections are over, the markets will be looking for significant action on the deficit rather than statements of good intent.

In contrast to Brazil, Argentina demonstrated its commitment to fiscal discipline by cutting spending more than $1.3 billion to achieve the fiscal deficit target of 1% of GDP agreed to with the IMF. Argentina was one of the region's better-performing stock markets over the six months, and increasing evidence of its economic self-discipline was a contributing factor. In Mexico, the economy held up remarkably well despite rising interest rates and a weak peso. Its stock market was also battered during the emerging market crisis, but its closer ties to the U.S. will afford some protection.

Key holdings include telecommunications giants Telebras in Brazil and Telmex in Mexico. Both companies have great potential as rising prosperity increases fixed line telephone penetration in these highly populated countries and powers the growth of cellular technology.


INVESTMENT POLICY AND OUTLOOK

The fiscal year under review was frustrating for international investors. It started well, and by midsummer many markets reached new highs, but the turbulence of August and early September was very disappointing. Despite the soundness of the U.S. economy, even Wall Street was caught up in this worldwide correction.

Now that stock markets have settled down, it is worth taking a cold hard look at how world economies might develop from here. The starting point should be Europe, which accounts for just over 70% of the portfolio. In only a few weeks, the euro will arrive and 11 European countries will make a major commitment to economic integration when they adopt full monetary union. This by itself will be a significant achievement, but the price has been lower economic growth than would otherwise have been the case. The prize for their endeavors, however, will be a single currency market where the potential is underpinned by sound public finance, lower inflation, and a current account surplus. This will provide a strong platform for future growth and is in sharp contrast to economies of the Pacific that are still struggling. Also, many observers now feel the euro will be a strong currency against the dollar, and if more international trade is denominated in the euro, central banks throughout the world will increasingly regard it as a key currency for their foreign exchange reserves. Companies in which we invest are already exploiting the opportunities of closer integration in Europe, and management increasingly recognizes the importance of shareholder value. For all these reasons, it makes sense that Europe should dominate our international portfolio.

It is perhaps more difficult to make a compelling case for other overseas markets, but there is still plenty of opportunity. Despite continuing problems in Japan, its stock market is too large to ignore entirely and is showing signs of stabilizing after a long decline. As we mentioned before, Tokyo remains the home of world-class corporations, many of which form the heart of our Japanese portfolio. These holdings have served us well, and it is time to begin considering some more domestically oriented blue chips. However, although we can find Japanese companies we like, there is still too much economic uncertainty for us to make a major push back into this market.

Turning to emerging markets, the economic turmoil that overwhelmed the smaller Asian economies a year ago has yet to work itself out, and our positions in Asia outside of Japan remain very low. In contrast with some of the smaller Asian economies, governments of key Latin American countries are committed to reform and have shown admirable economic discipline during difficult times. We believe they are well positioned for the future and any international portfolio, including ours, should have a commitment to this part of the world.

Thus, the fund's geographical allocation seems appropriate, and our commitment to growth companies priced at reasonable valuations will be helpful, in our view, if we encounter a period of slower economic growth. We believe this strategy makes sense for the current environment and will prove rewarding in the future.



Respectfully submitted,


/s/ Martin G. Wade

Martin G. Wade
President

November 23, 1998

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------



TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                      10/31/98
------------------------------------------------------------------------------

National Westminster Bank, United Kingdom                               2.4%
 ..............................................................................
Wolters Kluwer, Netherlands                                              2.2
 ..............................................................................
SmithKline Beecham, United Kingdom                                       2.1
 ..............................................................................
Nestle, Switzerland                                                      2.0
 ..............................................................................
Glaxo Wellcome, United Kingdom                                           1.7
------------------------------------------------------------------------------

Vivendi, France                                                          1.5
 ..............................................................................
Royal Dutch Petroleum, Netherlands                                       1.5
 ..............................................................................
Diageo, United Kingdom                                                   1.5
 ..............................................................................
Novartis, Switzerland                                                    1.4
 ..............................................................................
Kingfisher, United Kingdom                                               1.3
------------------------------------------------------------------------------

ING Groep, Netherlands                                                   1.3
 ..............................................................................
Shell Transport & Trading, United Kingdom                                1.2
 ..............................................................................
Unilever, Netherlands                                                    1.1
 ..............................................................................
Roche Holdings, Switzerland                                              1.1
 ..............................................................................
Telecom Italia, Italy                                                    1.1
------------------------------------------------------------------------------

Reed International, United Kingdom                                       1.1
 ..............................................................................
KBC Bancassurance Holding, Belgium                                       1.0
 ..............................................................................
Total, France                                                            1.0
 ..............................................................................
UBS, Switzerland                                                         1.0
 ..............................................................................
Gehe, Germany                                                            1.0
------------------------------------------------------------------------------

SAP, Germany                                                             0.9
 ..............................................................................
Pinault Printemps Redoute, France                                        0.9
 ..............................................................................
Telebras, Brazil                                                         0.9
 ..............................................................................
Bayerische Vereinsbank, Germany                                          0.9
 ..............................................................................
Telefonica de Espana, Spain                                              0.9
------------------------------------------------------------------------------

Total                                                                   33.0%

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------



------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------


This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

As of 10/31/98
                                                            Lipper International
                 MCSI EAFE Index    International Stock Fund  Funds Average
10/31/88                     10000                     10000          10000
10/31/89                     10840                     11488          11524
10/31/90                      9479                     11983          11504
10/31/91                     10172                     13136          12470
10/31/92                      8860                     12737          11922
10/31/93                     12216                     17058          15951
10/31/94                     13484                     19111          17777
10/31/95                     13475                     19183          17892
10/31/96                     14930                     22037          19996
10/31/97                     15664                     23779          22444
10/31/98                     17223                     25556          23399


--------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------


This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.




Periods Ended 10/31/98               1 Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------------

International Stock Fund              7.48%      10.03%      8.42%       9.84%
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                   Year
                                                 Ended
                                              10/31/98      10/31/97      10/31/96      10/31/95      10/31/94
  NET ASSET VALUE
  Beginning of period                         $  14.14      $  13.47      $  12.09      $  12.84      $  11.74
                                              ....................................................................
  Investment activities
    Net investment income                         0.23          0.19          0.19          0.18          0.09
    Net realized and
    unrealized gain (loss)                        0.77          0.86          1.57         (0.19)         1.30
                                              ....................................................................
    Total from
    investment activities                         1.00          1.05          1.76         (0.01)         1.39
                                              ....................................................................
  Distributions
    Net investment income                        (0.20)        (0.18)        (0.18)        (0.12)        (0.09)
    Net realized gain                            (0.55)        (0.20)        (0.20)        (0.62)        (0.20)
                                              ....................................................................
    Total distributions                          (0.75)        (0.38)        (0.38)        (0.74)        (0.29)
                                              ....................................................................
  NET ASSET VALUE
  End of period                               $  14.39      $  14.14      $  13.47      $  12.09      $  12.84
                                              --------------------------------------------------------------------


  Ratios/Supplemental Data

  Total return+                                   7.48%         7.90%        14.87%         0.38%        12.03%
 ..................................................................................................................
  Ratio of expenses to
  average net assets                              0.85%         0.85%         0.88%         0.91%         0.96%
 ..................................................................................................................
  Ratio of net investment
  income to average
  net assets                                      1.50%         1.33%         1.58%         1.56%         1.11%
 ..................................................................................................................
  Portfolio turnover rate                         12.2%         15.8%         11.6%         17.8%         22.9%
 ..................................................................................................................
  Net assets, end of period
  (in millions)                               $   9,537     $  10,005     $   8,776     $   6,386     $   6,206
 ..................................................................................................................



+ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
                                                              October 31, 1998


--------------------------
PORTFOLIO OF INVESTMENTS                          Shares/Par             Value
--------------------------------------------------------------------------------
                                                                  In thousands

ARGENTINA 0.8%

Common Stocks  0.8%
Banco de Galicia Buenos Aires
 (Class B) ADR (USD)                                 320,744   $         5,473
 ................................................................................
Banco Frances del Rio de la Plata ADR (USD)          351,620             7,340
 ................................................................................
Perez Companc (Class B)                            2,307,027            11,400
 ................................................................................
Telefonica de Argentina (Class B) ADR (USD)          599,410            19,818
 ................................................................................
YPF Sociedad Anonima (Class D) ADR (USD)           1,253,442            36,272
 ................................................................................
Total Argentina (Cost $73,753)                                          80,303
                                                               .................


AUSTRALIA  2.6%

Common Stocks  2.4%
AMP Limited *                                        830,000             9,880
 ................................................................................
Australian Gas Light Company                       1,980,598            14,256
 ................................................................................
Brambles Industries                                  554,000            12,159
 ................................................................................
Broken Hill Proprietary                            1,356,316            11,537
 ................................................................................
Colonial Limited                                   4,002,430            13,122
 ................................................................................
Commonwealth Bank of Australia                     1,767,106            21,983
 ................................................................................
Fosters Brewing Group                              2,436,000             5,988
 ................................................................................
Goodman Fielder                                    5,542,000             7,324
 ................................................................................
John Fairfax Holdings                              5,444,000             9,534
 ................................................................................
Lend Lease                                           463,444            10,231
 ................................................................................
National Australia Bank                              848,060            11,245
 ................................................................................
News Corporation                                   2,953,334            20,190
 ................................................................................
Publishing & Broadcasting                          2,540,850            10,091
 ................................................................................
Tabcorp Holdings                                   2,378,000            15,831
 ................................................................................
Telstra                                            6,716,693            26,676
 ................................................................................
Westpac Bank                                       3,140,754            19,113
 ................................................................................
Woodside Petroleum                                 1,675,000             8,858
 ................................................................................
                                                                       228,018
                                                               .................
Preferred Stocks  0.2%
News Corporation                                   2,586,750            15,564
 ................................................................................
Star City Holdings                                 9,409,000             6,415
 ................................................................................
                                                                        21,979
                                                               .................
Total Australia (Cost $214,570)                                        249,997
                                                               .................

T. ROWE PRICE INTERNATIONAL STOCK FUND
-------------------------------------------------------------------------------



                                                  Shares/Par             Value
--------------------------------------------------------------------------------
                                                                  In thousands

BELGIUM  1.9%

Common Stocks  1.9%
Dexia                                                 85,972   $        13,956
 ................................................................................
Fortis                                               159,145            45,709
 ................................................................................
KBC Bancassurance Holding                          1,357,980            94,729
 ................................................................................
Societe Europeenne des Satellites *                   57,900             9,655
 ................................................................................
UCB                                                    2,709            15,811
 ................................................................................
Total Belgium (Cost $77,469)                                           179,860
                                                               .................


BRAZIL  1.9%

Common Stocks  0.1%
Pao de Acucar ADR (USD)                              345,830             5,577
 ................................................................................
Telecomunicacoes de Sao Paulo *                    4,095,886               445
 ................................................................................
Unibanco GDR (USD)                                   421,960             7,384
 ................................................................................
                                                                        13,406
                                                               .................
Preferred Stocks  1.8%
Banco Bradesco                                 1,370,562,854             7,813
 ................................................................................
Banco Itau                                        16,287,000             7,919
 ................................................................................
Brahma                                            18,014,535             8,457
 ................................................................................
Cia Cimento Portland Itau                         18,159,000             2,436
 ................................................................................
Cia Energetica Minas Gerais                      321,753,231             6,257
 ................................................................................
Cia Energetica Minas Gerais ADR, Sponsored,
Nonvoting (USD)                                      383,727             7,387
 ................................................................................
Encorpar *                                        13,940,000                19
 ................................................................................
Pao de Acucar GDS (USD)                               21,100               340
 ................................................................................
Petrol Brasileiros                               164,345,189            20,665
 ................................................................................
Telebras ADR (USD)                                 1,163,133            88,325
 ................................................................................
Telecomunicacoes de Sao Paulo                    103,449,243            17,344
 ................................................................................
Telecomunicacoes de Sao Paulo Celular
 (Class B) *                                      98,621,744             4,878
 ................................................................................
                                                                       171,840
                                                               .................
Total Brazil (Cost $230,979)                                           185,246
                                                               .................


CANADA  0.2%

Common Stocks  0.2%
Alcan Aluminum                                       500,630            12,572
 ................................................................................
Royal Bank of Canada                                 185,920             8,567
 ................................................................................
Total Canada (Cost $15,537)                                             21,139
                                                               .................

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------



                                                  Shares/Par             Value
--------------------------------------------------------------------------------
                                                                  In thousands

CHILE  0.1%

Common Stocks  0.1%
Chilectra ADR (144a) (USD)                           306,640   $         5,941
 ................................................................................
Compania Cervecerias Unidas ADS (USD)                160,311             2,886
 ................................................................................
Santa Isabel ADR (USD)                                 7,784                45
 ................................................................................
Total Chile (Cost $8,129)                                                8,872
                                                               .................


CHINA  0.2%

Common Stocks  0.2%
Huaneng Power International ADR (USD) *            1,251,000            17,201
 ................................................................................
Total China (Cost $23,637)                                              17,201
                                                               .................

CZECH REPUBLIC  0.1%

Common Stocks  0.1%
SPT Telecom                                          357,640             5,411
 ................................................................................
Total Czech Republic (Cost $3,397)                                       5,411
                                                               .................

DENMARK  0.4%

Common Stocks  0.4%
Den Danske Bank                                      138,950            18,864
 ................................................................................
Tele Danmark (Class B)                                60,017             6,537
 ................................................................................
Unidanmark (Class A)                                 121,329             9,247
 ................................................................................
Total Denmark (Cost $15,310)                                            34,648
                                                               .................


FINLAND  0.6%

Common Stocks  0.6%
Nokia (Class A)                                      598,684            54,545
 ................................................................................
Total Finland (Cost $6,928)                                             54,545
                                                               .................

FRANCE  10.4%

Common Stocks  10.4%
AXA                                                  591,660            66,877
 ................................................................................
Accor                                                 48,103            10,104
 ................................................................................
Alcatel Alsthom                                      338,684            37,734
 ................................................................................

T. ROWE PRICE INTERNATIONAL STOCK FUND
-------------------------------------------------------------------------------


                                             Shares/Par               Value
-------------------------------------------------------------------------------
                                                               In thousands
        Canal Plus                                  35,940  $         8,720
        .......................................................................
        Carrefour                                   61,818           41,035
        .......................................................................
        Cie de St. Gobain                          260,578            38,553
        .......................................................................
        Credit Commercial de France                382,844            26,888
        .......................................................................
        Danone                                     138,690            36,670
        .......................................................................
        Dexia France                                76,168            11,228
        .......................................................................
        Dexia France, Bearer                        65,532             9,660
        .......................................................................
        Dexia France, Registered 1999++             55,140             8,128
        .......................................................................
        Elf Aquitaine                              292,965            33,906
        .......................................................................
        GTM Entrepose                               75,850             8,219
        .......................................................................
        L'Oreal                                     34,948            19,971
        .......................................................................
        Lafarge                                    164,547            16,822
        .......................................................................
        Lapeyre                                    175,400            15,469
        .......................................................................
        Legrand                                     79,363            20,227
        .......................................................................
        Pathe                                       50,590             9,661
        .......................................................................
        Pinault Printemps Redoute                  533,300            89,269
        .......................................................................
        Primagaz                                     7,718               695
        .......................................................................
        Sanofi                                     443,739            69,485
        .......................................................................
        Schneider                                  744,562            44,197
        .......................................................................
        Societe Generale                           205,414            27,175
        .......................................................................
        Sodexho Alliance                           356,006            69,139
        .......................................................................
        Television Francaise                       220,354            36,409
        .......................................................................
        Total (Class B)                            794,134            91,621
        .......................................................................
        Vivendi                                    641,532           146,530
        .......................................................................
        Total France (Cost $643,165)                                 994,392
                                                            ...................

        GERMANY  7.6%

        Common Stocks and Warrants  7.0%
        Allianz                                    161,010            55,209
        .......................................................................
        Bayer                                      857,942            34,856
        .......................................................................
        Bayerische Vereinsbank                   1,084,037            86,056
        .......................................................................
        Bilfinger & Berger                          14,790               295
        .......................................................................
        Buderus                                     16,705             6,948
        .......................................................................
        Deutsche Bank                              777,548            48,347
        .......................................................................
        Deutsche Telekom                         1,376,418            37,491
        .......................................................................
        Dresdner Bank                            1,121,932            43,685
        .......................................................................
        Dresdner Bank, Warrants, 4/30/02 *         603,525             8,526
        .......................................................................

T. ROWE PRICE INTERNATIONAL STOCK FUND
-------------------------------------------------------------------------------


                                                Shares/Par             Value
-------------------------------------------------------------------------------
                                                                In thousands
        Gehe                                    1,207,752    $        90,773
        .......................................................................
        Hoechst                                   321,230             13,419
        .......................................................................
        Hornbach Baumarkt                          63,890              2,777
        .......................................................................
        Mannesmann                                728,980             71,732
        .......................................................................
        Rhoen Klinikum                            169,688             16,902
        .......................................................................
        SAP                                       132,900             55,759
        .......................................................................
        Siemens                                   335,512             20,173
        .......................................................................
        Veba                                    1,000,746             55,882
        .......................................................................
        Volkswagen                                206,610             15,529
        .......................................................................
                                                                     664,359
                                                            ...................
        Preferred Stocks  0.6%
        Fielmann                                  104,076              4,681
        .......................................................................
        Fresenius                                  56,550              9,695
        .......................................................................
        Hornbach Holdings                         121,630              9,164
        .......................................................................
        SAP                                        70,579             34,384
        .......................................................................
                                                                      57,924
                                                            ...................
        Total Germany (Cost $540,838)                                722,283
                                                            ...................

        HONG KONG  1.4%

        Common Stocks  1.4%
        CLP Holdings                            3,074,000             17,424
        .......................................................................
        Cheung Kong Holdings                      958,000              6,556
        .......................................................................
        Hang Seng Bank                          1,095,000              9,472
        .......................................................................
        Henderson Land Development              3,781,000             18,649
        .......................................................................
        Hong Kong Telecommunications            7,728,400             15,467
        .......................................................................
        Hutchison Whampoa                       8,625,000             61,806
        .......................................................................
        Sun Hung Kai Properties                   926,000              6,426
        .......................................................................
        Total Hong Kong (Cost $116,769)                              135,800
                                                            ...................

        INDIA  0.2%

        Common Stocks  0.2%
        Mahanagar Telephone GDR (USD)             970,000             10,646
        .......................................................................
        State Bank of India GDR (USD)           1,042,500              8,418
        .......................................................................
        Total India (Cost $26,351)                                    19,064
                                                            ...................

T. ROWE PRICE INTERNATIONAL STOCK FUND
------------------------------------------------------------------------------


                                                Shares/Par             Value
------------------------------------------------------------------------------
                                                                In thousands
        IRELAND  0.0%

        Common Stocks  0.0%
        CBT Group ADR (USD) *                      353,042  $          4,214
        ......................................................................
        Total Ireland (Cost $17,967)                                   4,214
                                                            ..................

        ITALY  5.3%

        Common Stocks  5.3%
        Assicurazioni Generali                   1,132,652            40,552
        ......................................................................
        Banca Commerciale Italiana               2,289,000            14,143
        ......................................................................
        Banca di Roma                           19,025,000            33,187
        ......................................................................
        Credito Italiano                        10,845,666            58,212
        ......................................................................
        ENI                                      9,593,855            57,052
        ......................................................................
        Gucci Group (USD)                          283,571            10,811
        ......................................................................
        IMI                                      3,119,507            47,947
        ......................................................................
        Industrie Natuzzi ADR (USD)                382,210             6,951
        ......................................................................
        Istituto Nazionale delle Assicurazioni   7,395,000            20,364
        ......................................................................
        Italgas                                  2,340,093            10,712
        ......................................................................
        Mediolanum                                 989,265            24,618
        ......................................................................
        Rinascente                                 745,400             7,183
        ......................................................................
        Telecom Italia                          14,413,445           104,175
        ......................................................................
        Telecom Italia Mobile                   11,911,182            69,126
        ......................................................................
        Total Italy (Cost $339,508)                                  505,033
                                                            ..................

        JAPAN  15.9%

        Common Stocks  15.9%
        Advantest                                  175,500            11,065
        ......................................................................
        Alps Electric                              918,000            12,631
        ......................................................................
        Amada                                    2,624,000            15,688
        ......................................................................
        Canon                                    3,707,000            70,114
        ......................................................................
        Citizen Watch                            1,319,000             7,286
        ......................................................................
        DDI                                          5,040            14,699
        ......................................................................
        Daifuku                                    512,000             2,161
        ......................................................................
        Daiichi Pharmaceutical                   1,875,000            31,282
        ......................................................................
        DaiNippon Screen Manufacturing           2,310,000             5,053
        ......................................................................
        Daiwa House                              2,383,000            26,880
        ......................................................................
        Denso                                    3,965,000            74,654
        ......................................................................

T. ROWE PRICE INTERNATIONAL STOCK FUND
------------------------------------------------------------------------------


                                             Shares/Par               Value
------------------------------------------------------------------------------
                                                               In thousands
        East Japan Railway                        6,688     $        39,641
        ......................................................................
        Fanuc                                   520,600              15,630
        ......................................................................
        Fujitsu                                 910,000               9,679
        ......................................................................
        Hitachi                               4,687,000              23,841
        ......................................................................
        Honda Motor                             307,000               9,217
        ......................................................................
        Inax                                  1,209,000               5,984
        ......................................................................
        Ito-Yokado                              947,000              55,238
        ......................................................................
        Kao                                   2,069,000              41,884
        ......................................................................
        Kokuyo                                1,207,000              16,048
        ......................................................................
        Komatsu                               2,472,000              13,359
        ......................................................................
        Komori                                1,058,000              19,421
        ......................................................................
        Kuraray                               2,802,000              29,875
        ......................................................................
        Kyocera                                 981,000              43,336
        ......................................................................
        Makita                                1,719,000              18,166
        ......................................................................
        Marui                                 2,882,000              50,184
        ......................................................................
        Matsushita Electric Industrial        4,127,000              60,570
        ......................................................................
        Mitsubishi                            2,932,000              15,518
        ......................................................................
        Mitsubishi Heavy Industries          12,315,000              47,536
        ......................................................................
        Mitsui Fudosan                        5,991,000              39,775
        ......................................................................
        Murata Manufacturing                  1,236,000              41,666
        ......................................................................
        NEC                                   6,614,000              48,961
        ......................................................................
        NTT Mobile Communication Network            467              16,865
        ......................................................................
        Nippon Telegraph & Telephone              3,447              26,966
        ......................................................................
        Nomura Securities                     4,252,000              32,096
        ......................................................................
        Pioneer Electronic                      797,000              13,126
        ......................................................................
        Sangetsu                                272,000               3,360
        ......................................................................
        Sankyo                                2,814,000              63,483
        ......................................................................
        Sekisui Chemical                      3,907,000              21,281
        ......................................................................
        Sekisui House                         2,379,000              23,692
        ......................................................................
        Seven-Eleven Japan                      338,000              25,688
        ......................................................................
        Shin-Etsu Chemical                    2,252,000              44,816
        ......................................................................
        Shiseido                              1,548,000              16,943
        ......................................................................
        Sony                                  1,015,900              64,485
        ......................................................................
        Sumitomo                              4,849,000              23,209
        ......................................................................
        Sumitomo Electric Industries          5,983,000              66,204
        ......................................................................
        Sumitomo Forestry                     1,508,000              10,258
        ......................................................................
        TDK                                     915,000              60,278
        ......................................................................

T. ROWE PRICE INTERNATIONAL STOCK FUND
------------------------------------------------------------------------------


                                             Shares/Par               Value
------------------------------------------------------------------------------
                                                               In thousands
        Tokio Marine & Fire Insurance         1,246,000     $        14,161
        ......................................................................
        Tokyo Electronics                       570,000              18,531
        ......................................................................
        Tokyo Steel Manufacturing             1,227,000               5,578
        ......................................................................
        Toppan Printing                       2,317,000              23,750
        ......................................................................
        Uny                                   1,252,000              20,405
        ......................................................................
        Yurtec                                  552,000               2,865
        ......................................................................
        Total Japan (Cost $1,899,295)                             1,515,082
                                                            ..................

        MEXICO  1.5%

        Common Stocks  1.5%
        Cemex, Participating Certificates
              (Represents 1 Class A share)       50,141                 119
        ......................................................................
        Cemex (Class B)                       1,534,044               4,265
        ......................................................................
        Cemex ADS (Represents 2 Participating
               Certificates) (USD)              351,000               1,623
        ......................................................................
        Cemex ADS (Represents 2 Participating
               Certificates) (144a) (USD)     1,714,463               7,929
        ......................................................................
        Cifra (Class V) ADR (USD) *             149,307               2,025
        ......................................................................
        Femsa UBD (Represents 1 Class B,
               2 Series D (Class B) and 2
               Series D (Class L) shares)     4,291,360              11,060
        ......................................................................
        Gruma (Class B) *                     2,279,476               5,412
        ......................................................................
        Gruma (Class B) ADS (144a) (USD) *      548,546               5,485
        ......................................................................
        Grupo Financiero Bancomer (Class B)
               GDS (USD)                         72,250                 298
        ......................................................................
        Grupo Financiero Bancomer (Class L)      53,515                   6
        ......................................................................
        Grupo Industrial Maseca (Class B)     6,373,007               5,170
        ......................................................................
        Grupo Modelo (Class C)                5,529,264              11,652
        ......................................................................
        Grupo Televisa ADR (USD) *              516,966              14,023
        ......................................................................
        Kimberly-Clark de Mexico (Class A)    3,617,309              10,486
        ......................................................................
        Panamerican Beverages (Class A)
               (USD)                            694,742              14,069
        ......................................................................
        Telefonos de Mexico (Class L)
               ADR (USD)                        931,222              49,180
        ......................................................................
        TV Azteca ADR (USD)                     571,700               5,002
        ......................................................................
        Total Mexico (Cost $193,236)                                147,804
                                                            ..................

        NETHERLANDS  11.1%

        Common Stocks  11.1%
        ABN Amro                              2,153,498              40,340
        ......................................................................
        ASM Lithography                       1,138,640              28,886
        ......................................................................
        Ahold                                 1,996,196              66,346
        ......................................................................
        Akzo Nobel                              248,416               9,652
        ......................................................................

T. ROWE PRICE INTERNATIONAL STOCK FUND
-------------------------------------------------------------------------------


                                                Shares/Par              Value
-------------------------------------------------------------------------------
                                                                 In thousands

        CSM                                        819,769  $          40,364
        ........................................................................
        Elsevier                                 5,116,742             72,022
        ........................................................................
        Fortis Amev                                991,427             64,364
        ........................................................................
        ING Groep                                2,626,180            127,061
        ........................................................................
        KPN                                        307,817             11,960
        ........................................................................
        Numico                                     839,170             33,011
        ........................................................................
        Philips Electronics                        541,030             28,782
        ........................................................................
        Polygram                                   965,084             56,868
        ........................................................................
        Royal Dutch Petroleum                    2,981,382            143,927
        ........................................................................
        STMicroelectronics (FRF) *                 298,280             18,254
        ........................................................................
        TNT Post Groep                             307,817              8,237
        ........................................................................
        Unilever                                 1,296,196             96,151
        ........................................................................
        Wolters Kluwer                           1,101,342            213,378
        ........................................................................
        Total Netherlands (Cost $707,724)                           1,059,603
                                                            ....................

        NEW ZEALAND  0.2%

        Common Stocks  0.2%
        Telecom Corporation of New Zealand       3,026,628             12,421
        ........................................................................
        Telecom Corporation of New Zealand,
                  Installment Receipts, 3/31/99  1,492,000              2,908
        ........................................................................
        Total New Zealand (Cost $16,309)                               15,329
                                                            ....................

        NORWAY  1.4%

        Common Stocks  1.4%
        Bergesen (Class A)                         198,750              2,753
        ........................................................................
        Norsk Hydro                              1,493,586             64,908
        ........................................................................
        Orkla (Class A)                          3,889,904             65,769
        ........................................................................
        Saga Petroleum (Class B)                   314,380              3,992
        ........................................................................
        Total Norway (Cost $111,668)                                  137,422
                                                            ....................

        PANAMA  0.0%

        Common Stocks  0.0%
        Banco Latinoamericano de
          Exportaciones (Class E) (USD)             95,191              2,064
        ........................................................................
        Total Panama (Cost $4,701)                                      2,064
                                                            ....................

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


                                                Shares/Par              Value
--------------------------------------------------------------------------------
                                                                 In thousands
        PERU  0.0%

        Common Stocks  0.0%
        Credicorp (USD)                             93,338  $             630
        ........................................................................
        Telefonica del Peru (Class B)            1,033,003              1,347
        ........................................................................
        Total Peru (Cost $3,455)                                        1,977
                                                            ....................

        PORTUGAL  0.5%

        Common Stocks  0.5%
        Jeronimo Martins                         1,018,630             44,123
        ........................................................................
        Total Portugal (Cost $9,293)                                   44,123
                                                            ....................

        RUSSIA  0.1%

        Common Stocks  0.1%
        Lukoil ADR (USD)                            76,550              1,244
        ........................................................................
        Rao Gazprom ADS (USD)                      426,330              3,975
        ........................................................................
        Total Russia (Cost $13,004)                                     5,219
                                                            ....................

        SINGAPORE  0.2%

        Common Stocks  0.2%
        Singapore Press                          1,072,627              9,293
        ........................................................................
        Singapore Telecommunications             4,996,000              8,626
        ........................................................................
        Total Singapore (Cost $25,113)                                 17,919
                                                            ....................

        SOUTH KOREA  0.1%

        Common Stocks  0.1%
        Samsung Electronics                        241,907              9,900
        ........................................................................
        Total South Korea (Cost $24,601)                                9,900
                                                            ....................

        SPAIN  3.0%

        Common Stocks  3.0%
        Argentaria Banca de Espana               1,064,856             23,170
        ........................................................................
        Banco Bilbao Vizcaya                     1,212,540             16,355
        ........................................................................
        Banco Popular Espanol                       80,486              4,971
        ........................................................................
        Banco Santander                          2,447,308             44,825
        ........................................................................

T. ROWE PRICE INTERNATIONAL STOCK FUND
-------------------------------------------------------------------------------


                                                Shares/Par              Value
-------------------------------------------------------------------------------
                                                                 In thousands


        Banco Santander, New *                      48,946  $             891
        ........................................................................
        Empresa Nacional de Electricidad         1,511,160             38,085
        ........................................................................
        Gas Natural                                298,791             25,730
        ........................................................................
        Iberdrola                                1,731,659             27,968
        ........................................................................
        Repsol                                     409,800             20,569
        ........................................................................
        Telefonica de Espana                     1,881,191             84,938
        ........................................................................
        Total Spain (Cost $151,246)                                   287,502
                                                            ....................

        SWEDEN  3.4%

        Common Stocks  3.4%
        ABB (Class A)                            1,888,340             19,957
        ........................................................................
        Astra (Class B)                          4,607,851             72,311
        ........................................................................
        Atlas Copco (Class B)                    1,061,958             24,692
        ........................................................................
        Electrolux (Class B)                     2,842,165             42,782
        ........................................................................
        Esselte (Class B)                          299,610              4,375
        ........................................................................
        Granges                                    275,121              3,595
        ........................................................................
        Hennes and Mauritz (Class B)             1,147,605             80,859
        ........................................................................
        Nordbanken                               8,534,334             51,167
        ........................................................................
        Sandvik (Class A)                          175,000              3,598
        ........................................................................
        Sandvik (Class B)                          945,420             19,439
        ........................................................................
        Scribona (Class B)                         233,080                806
        ........................................................................
        Sifo Group (Class B) *                     233,080                896
        ........................................................................
        Total Sweden (Cost $196,614)                                  324,477
                                                            ....................

        SWITZERLAND  7.0%

        Common Stocks  7.0%
        ABB                                         32,170             38,500
        ........................................................................
        Adecco                                     132,562             52,817
        ........................................................................
        Credit Suisse Group                        269,495             41,410
        ........................................................................
        Nestle                                      88,126            187,267
        ........................................................................
        Novartis                                    74,779            134,628
        ........................................................................
        Roche Holdings                               8,986            104,758
        ........................................................................
        Swisscom *                                  43,996             14,900
        ........................................................................
        UBS *                                      334,145             91,592
        ........................................................................
        Total Switzerland (Cost $426,064)                             665,872
                                                            ....................

T. ROWE PRICE INTERNATIONAL STOCK FUND
-------------------------------------------------------------------------------


                                                Shares/Par              Value
-------------------------------------------------------------------------------
                                                                 In thousands

        UNITED KINGDOM  18.8%

        Common Stocks  18.8%
        Abbey National                           2,922,700  $          56,646
        ........................................................................
        Asda Group                              11,158,000             29,678
        ........................................................................
        BG                                       3,530,270             23,162
        ........................................................................
        British Petroleum                        2,909,500             43,194
        ........................................................................
        Cable & Wireless                         6,764,050             76,134
        ........................................................................
        Cadbury Schweppes                        4,697,793             71,944
        ........................................................................
        Caradon                                  8,429,238             17,635
        ........................................................................
        Centrica *                               3,295,040              6,397
        ........................................................................
        Compass Group                            4,478,000             45,447
        ........................................................................
        David S. Smith Holdings                  4,107,120              8,593
        ........................................................................
        Diageo                                  12,966,305            141,061
        ........................................................................
        Electrocomponents                        2,590,000             17,079
        ........................................................................
        Fairview Holdings *                        378,500                513
        ........................................................................
        GKN                                      1,008,000             12,141
        ........................................................................
        Glaxo Wellcome                           5,084,710            157,610
        ........................................................................
        Heywood Williams Group                   1,034,875              3,291
        ........................................................................
        Hillsdown Holdings                         757,000              1,071
        ........................................................................
        John Laing (Class A)                     1,797,000              9,023
        ........................................................................
        Kingfisher                              14,415,466            127,343
        ........................................................................
        Ladbroke Group                           5,012,940             18,207
        ........................................................................
        National Westminster Bank               13,504,780            226,933
        ........................................................................
        Rank Group                               2,471,825             10,343
        ........................................................................
        Reed International                      12,061,860            102,050
        ........................................................................
        Rio Tinto                                3,509,900             42,590
        ........................................................................
        Rolls Royce                              2,669,925              9,853
        ........................................................................
        Safeway                                  6,287,920             31,572
        ........................................................................
        Shell Transport & Trading               19,550,000            117,994
        ........................................................................
        SmithKline Beecham                      16,409,280            204,265
        ........................................................................
        Tesco                                   16,435,185             45,112
        ........................................................................
        Tomkins                                 14,251,430             65,952
        ........................................................................
        Unilever                                 1,008,000             10,123
        ........................................................................
        United News & Media                      5,070,430             56,095
        ........................................................................
        Total United Kingdom (Cost $1,151,107)                      1,789,051
                                                            ....................

T. ROWE PRICE INTERNATIONAL STOCK FUND
-------------------------------------------------------------------------------


                                                Shares/Par              Value
-------------------------------------------------------------------------------
                                                                 In thousands

        SHORT-TERM INVESTMENTS 2.7%

        Money Market Funds  2.7%
        Reserve Investment Fund, 5.41% #       258,089,773  $         258,090
        ........................................................................
        Total Short-term Investments (Cost $258,090)                  258,090
                                                            ....................


 Total Investments in Securities

 99.6% of Net Assets (Cost $7,545,827)                      $       9,499,442

 Other Assets Less Liabilities                                         37,687
                                                            ....................

 NET ASSETS                                                 $       9,537,129
                                                            --------------------



      *  Non-income producing
      #  Seven-day yield
     ++ Securities contain some restrictions as to public resale - total of such securities at year-end amounts to 0.1% of net assets.
   144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 0.20% of net assets.
    ADR  American depository receipt
    ADS  American depository share
    FRF  French franc
    GDR  Global depository receipt
    GDS  Global depository share
    USD  U.S. dollar


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
-------------------------------------------------------------------------------
                                                             October 31, 1998


---------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
In thousands

  Assets

    Investments in securities, at value (cost $7,545,827)         $     9,499,442
    Securities lending collateral pool                                    928,683
    Other assets                                                           81,993
                                                                  ...................
    Total assets                                                       10,510,118
                                                                  ...................

  Liabilities

    Securities lending collateral                                         928,683
    Other liabilities                                                      44,306
                                                                  ...................
    Total liabilities                                                     972,989
                                                                  ...................

  NET ASSETS                                                      $     9,537,129
                                                                  -------------------

  Net Assets Consist of:
    Accumulated net investment income - net of distributions      $       144,968
    Accumulated net realized gain/loss - net of distributions             151,999
    Net unrealized gain (loss)                                          1,954,499
    Paid-in-capital applicable to 662,871,265 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares
    of the Corporation authorized                                       7,285,663
                                                                  ...................

  NET ASSETS                                                      $     9,537,129
                                                                  -------------------
  NET ASSET VALUE PER SHARE                                       $         14.39
                                                                  -------------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------



-------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands


                                                                          Year
                                                                         Ended
                                                                      10/31/98

Investment Income
Income
  Dividend (net of foreign taxes of $ 28,692)                  $       213,223
  Interest                                                              23,952
                                                               .................
  Total income                                                         237,175
                                                               .................
Expenses
  Investment management                                                 67,677
  Shareholder servicing                                                 14,153
  Custody and accounting                                                 3,141
  Prospectus and shareholder reports                                       808
  Registration                                                              66
  Legal and audit                                                           42
  Directors                                                                 19
  Miscellaneous                                                             82
                                                               .................
  Total expenses                                                        85,988
                                                               .................
Net investment income                                                  151,187
                                                               .................
Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                           195,359
  Foreign currency transactions                                         (7,752)
                                                               .................
  Net realized gain (loss)                                             187,607
                                                               .................
Change in net unrealized gain or loss
  Securities                                                           380,008
  Other assets and liabilities
  denominated in foreign currencies                                        629
                                                               .................
  Change in net unrealized gain or loss                                380,637
                                                               .................
Net realized and unrealized gain (loss)                                568,244

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                         $       719,431
                                                               -----------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------
In thousands
                                                                                   Year
                                                                                 Ended
                                                                              10/31/98            10/31/97
  Increase (Decrease) in Net Assets
  Operations
    Net investment income                                               $      151,187      $      133,615
    Net realized gain (loss)                                                   187,607             365,480
    Change in net unrealized gain or loss                                      380,637             185,530
                                                                        .....................................
    Increase (decrease) in net assets from operations                          719,431             684,625
                                                                        .....................................

  Distributions to shareholders
    Net investment income                                                     (138,108)           (118,692)
    Net realized gain                                                         (379,734)           (131,885)
                                                                        .....................................
    Decrease in net assets from distributions                                 (517,842)           (250,577)
                                                                        .....................................

  Capital share transactions *
    Shares sold                                                              2,424,698           3,077,870
    Distributions reinvested                                                   485,438             232,168
    Shares redeemed                                                         (3,579,766)         (2,514,652)
                                                                        .....................................
    Increase (decrease) in net assets from capital
    share transactions                                                        (669,630)            795,386
                                                                        .....................................

  Net Assets
  Increase (decrease) during period                                           (468,041)          1,229,434
  Beginning of period                                                       10,005,170           8,775,736
                                                                        .....................................

  End of period                                                         $    9,537,129      $   10,005,170
                                                                        -------------------------------------
* Share information
    Shares sold                                                                167,589             212,623
    Distributions reinvested                                                    36,308              17,059
    Shares redeemed                                                           (248,730)           (173,550)
                                                                        .....................................
    Increase (decrease) in shares outstanding                                  (44,833)             56,132



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
                                                                October 31, 1998


-------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

        T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on May 9, 1980.

        The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

        Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

        Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

        For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

        Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

        Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

        Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------



NOTE 2 - INVESTMENT TRANSACTIONS

        Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

        Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. Treasury securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 1998, the value of loaned securities was $936,738,000; aggregate collateral consisted of $928,683,000 in the securities lending collateral pool and U.S. Treasury securities valued at $46,225,000.

        Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,182,354,000 and $2,191,720,000, respectively, for the year ended October 31, 1998.



NOTE 3 - FEDERAL INCOME TAXES

        No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

        At October 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $7,545,827,000. Net unrealized gain aggregated $1,953,615,000 at year end, of which $2,720,084,000 related to appreciated investments and $766,469,000 to depreciated investments.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------



NOTE 4 - RELATED PARTY TRANSACTIONS

        The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

        The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $5,141,000 was payable at October 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At October 31, 1998, and for the year ended then ended, the effective annual group fee rate was 0.32% The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

        In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $9,245,000 for the year ended October 31, 1998, of which $907,000 was payable at period-end.

        Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund and Spectrum Growth Fund held approximately 6.3% of the

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------



        outstanding shares of the International Stock Fund at October 31, 1998. For the year then ended, the fund was allocated $1,543,000 of Spectrum expenses, $129,000 of which was payable at period-end.

        The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve and Government Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1998, totaled $14,359,000 and are reflected as interest income in the accompanying Statement of Operations.

        During the year ended October 31, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $249,067,000 with certain affiliates of the manager and paid commissions of $537,000 related thereto.




-------------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/98
--------------------------------------------------------------------------------

    We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

    The fund's distributions to shareholders included:

    .   $6,904,000 from short-term capital gains,

    . $372,830,000 from long-term capital gains; of which $255,426,000 was subject to the 20% rate gains category and $117,404,000 to the 28% rate gains category.

    The fund will pass through foreign source income of $161,223,000 and foreign taxes paid of $26,260,000.

--------------------------------------------------------------------------------

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


-----------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of International Stock Fund

        In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Stock Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.






        PricewaterhouseCoopers LLP
        Baltimore, Maryland
        November 18, 1998

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------



        INVESTMENT SERVICES AND INFORMATION


               KNOWLEDGEABLE SERVICE REPRESENTATIVES

               By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

               In Person  Available in T. Rowe Price Investor Centers.


               ACCOUNT SERVICES

               Checking Available on most fixed income funds ($500 minimum).

               Automatic Investing From your bank account or paycheck.

               Automatic Withdrawal  Scheduled, automatic redemptions.

               Distribution Options Reinvest all, some, or none of your distributions.

               Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


               DISCOUNT BROKERAGE*

               Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.



               INVESTMENT INFORMATION

               Combined Statement Overview of all your accounts with T. Rowe Price.

               Shareholder Reports Fund managers' reviews of their strategies and results.

               T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

               Performance Update Quarterly review of all T. Rowe Price fund results.

               Insights Educational reports on investment strategies and financial markets.

               Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

               *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
 ................................................................................

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS
 ................................................................................

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free***
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond+
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond


 ................................................................................
International/Global
Emerging Markets Bond
Global Bond++
International Bond

MONEY MARKET FUNDS+++
 ................................................................................

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ................................................................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ................................................................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio


  * Formerly named Equity Index.
 ** Closed to new investors.
*** Formerly named Florida Insured Intermediate Tax-Free.
  + Formerly named Tax-Free Insured Intermediate Bond.
 ++ Formerly named Global Government Bond.
+++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE DISCOUNT BROKERAGE
--------------------------------------------------------------------------------



        DISCOUNT BROKERAGE
        A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC

                    This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through
                    T. Rowe Price Discount Brokerage, you can buy and sell individual securities--stocks, bonds, options, and others--as well as mutual funds at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:



                    Automated Telephone and Internet Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs provide additional savings on commissions.**

                    Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

                    Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.




                   *Based on an April 1998 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary by size of order.
                  **Discount applies to our current commission schedule. All trades subject to a $35 minimum commission except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access/(R)/:
1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage account or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price International Stock Fund(R).


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607



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T. Rowe Price Investment Services, Inc., Distributor.          F37-050  10/31/98